Industrial Logistics Properties Trust Exhibit 99.2 7958 South Chester Street, Centennial, CO Square Feet: 167,917 Second Quarter 2018 United Launch Alliance Corporate HeadquartersSupplemental Operating and Financial Data Former Damon Estate, Honolulu, HI 185 buildings, leasable land parcels and easements Approximate Square Feet: 9,600,000 1 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE/ EXHIBIT CORPORATE INFORMATION Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Cash Flows 14 TABLE OF CONTENTS TABLE Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios and Coverage Ratios 18 Capital Expenditures Summary 19 Property Acquisitions and Dispositions Information Since 1/1/18 20 Calculation of Property Net Operating Income (NOI) and Cash Basis NOI 21 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 22 Calculation of EBITDA and Adjusted EBITDA 23 Calculation of Funds from Operations (FFO) and Normalized FFO 24 Definitions of Certain Non-GAAP Financial Measures 25 PORTFOLIO INFORMATION Portfolio Summary by Property Type 27 Same Property Results of Operations by Property Type 28 Leasing Summary 30 Occupancy and Leasing Analysis by Property Type 31 Tenant Credit Characteristics 32 Tenants Representing 1% or More of Total Annualized Rental Revenues 33 Five Year Lease Expiration Schedule by Property Type 34 Portfolio Lease Expiration Schedule 35 Hawaii Land Rent Reset Summary 36 EXHIBIT A Property Detail 38 Industrial Logistics Properties Trust, or ILPT, we, our or us, was formed in 2017 as a wholly owned subsidiary of Select Income REIT, or SIR. On January 17, 2018, we sold approximately 30.8% of our common shares in an initial public offering, or the IPO, and became a separate public company. SIR currently owns 69.2% of our outstanding common shares. For periods prior to January 17, 2018, our historical results of operations and financial position relate to the 266 properties SIR contributed to us in connection with our formation and have been derived from the financial statements of SIR. These historical results of operations and financial position include certain expenses that we did not directly incur but which were allocated to us when we were a wholly owned subsidiary of SIR and may not reflect what our results of operations and financial position would have been if we had operated as a separate public company. Industrial Logistics Properties Trust 2 Supplemental Operating and Financial Data, June 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES OR THAT WE WILL BE ABLE TO OBTAIN REPLACEMENT TENANTS, • OUR ACQUISITIONS OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR RENTS WILL INCREASE WHEN WE RENEW OR EXTEND OUR LEASES, WHEN WE ENTER NEW LEASES, OR WHEN OUR RENTS RESET AT OUR HAWAII PROPERTIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • CHANGES IN THE SECURITY OF CASH FLOWS FROM OUR PROPERTIES, • OUR ABILITY TO OBTAIN AND MAINTAIN ADEQUATE CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR ABILITY TO QUALIFY AND MAINTAIN OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • CHANGES IN FEDERAL OR STATE TAX LAWS, • CHANGES IN REAL ESTATE AND ZONING LAWS AND REGULATIONS, AND INTERPRETATIONS OF THOSE LAWS AND REGULATIONS, APPLICABLE TO OUR PROPERTIES, • THE CREDIT QUALITIES OF OUR TENANTS, • CHANGES IN ENVIRONMENTAL LAWS OR IN THEIR INTERPRETATIONS OR ENFORCEMENT AS A RESULT OF CLIMATE CHANGE OR OTHERWISE, • OUR SALES OF PROPERTIES, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, Industrial Logistics Properties Trust 3 Supplemental Operating and Financial Data, June 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., SIR AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • MOST OF OUR HAWAII PROPERTIES ARE LANDS LEASED FOR RENTS THAT ARE PERIODICALLY RESET BASED ON THEN CURRENT FAIR MARKET VALUES. REVENUES FROM OUR PROPERTIES IN HAWAII HAVE GENERALLY INCREASED DURING OUR AND OUR PREDECESSORS' OWNERSHIP AS THE LEASES FOR THOSE PROPERTIES HAVE BEEN RESET OR RENEWED. ALTHOUGH WE EXPECT THAT RENTS FOR OUR HAWAII PROPERTIES WILL INCREASE IN THE FUTURE, WE CANNOT BE SURE THEY WILL. FUTURE RENTS FROM THESE PROPERTIES COULD DECREASE OR NOT INCREASE TO THE EXTENT THEY HAVE IN THE PAST, • OUR POSSIBLE REDEVELOPMENT OF CERTAIN OF OUR PROPERTIES MAY NOT BE REALIZED OR BE SUCCESSFUL, • OUR LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE EXPECT, AND OUR LEASING RELATED OBLIGATIONS MAY INCREASE IN THE FUTURE, • THE UNEMPLOYMENT RATE OR ECONOMIC CONDITIONS IN AREAS WHERE OUR PROPERTIES ARE LOCATED MAY BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES OR OTHER CONDITIONS MAY REDUCE DEMAND FOR LEASING INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING INDUSTRIAL SPACE IS REDUCED, WE MAY BE UNABLE TO RENEW LEASES WITH OUR TENANTS AS LEASES EXPIRE OR ENTER INTO NEW LEASES AT RENTAL RATES AS HIGH AS EXPIRING RENTS AND OUR FINANCIAL RESULTS MAY DECLINE, • E-COMMERCE RETAIL SALES MAY NOT CONTINUE TO GROW AND INCREASE THE DEMAND FOR INDUSTRIAL AND LOGISTICS REAL ESTATE AS WE EXPECT, • INCREASING DEVELOPMENT OF INDUSTRIAL AND LOGISTICS PROPERTIES MAY REDUCE THE DEMAND FOR, AND OUR RENTS FROM, OUR PROPERTIES, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES WHEN THEY EXPIRE WHENEVER THEY HAVE MADE SIGNIFICANT INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • THE COMPETITIVE ADVANTAGES WE BELIEVE WE HAVE MAY NOT IN FACT EXIST OR PROVIDE US WITH THE ADVANTAGES WE EXPECT. WE MAY FAIL TO MAINTAIN ANY OF THESE ADVANTAGES OR OUR COMPETITION MAY OBTAIN OR INCREASE THEIR COMPETITIVE ADVANTAGES RELATIVE TO US, • OUR INCREASED OPERATING EXPENSES AS A PUBLIC COMPANY MAY BE GREATER THAN WE EXPECT, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Industrial Logistics Properties Trust 4 Supplemental Operating and Financial Data, June 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.5 BILLION IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS. HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • OUR RIGHT TO ELECT TO HAVE INTEREST PAYABLE UNDER OUR REVOLVING CREDIT FACILITY CALCULATED AS LIBOR PLUS A PREMIUM BASED ON OUR CREDIT RATING IS SUBJECT TO OUR OBTAINING AN INVESTMENT GRADE CREDIT RATING, WHICH WE MAY NOT OBTAIN, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND THE UNUSED FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR LEVERAGE. FUTURE CHANGES IN OUR LEVERAGE MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, AND • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., SIR AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR LEASED SPACE OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Industrial Logistics Properties Trust 5 Supplemental Operating and Financial Data, June 30, 2018

CORPORATE INFORMATION 10450 Doral Boulevard, Doral, FL Square Feet: 240,283 Tenant: Hellmann Worldwide Logistics, Inc. , 6 6

COMPANY PROFILE The Company: ILPT is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of June 30, 2018, we owned 267 properties with approximately 28.8 million rentable square feet located Corporate Headquarters: in 25 states, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable Two Newton Place ® square feet that are primarily industrial lands located in Hawaii. We are included in the Russell 2000 Index, the Russell 255 Washington Street, Suite 300 ® 3000 Index and the MSCI U.S. REIT Index. Newton, MA 02458-1634 (t) (617) 219-1460 COMPANY PROFILE COMPANY Management: (f) (617) 219-1468 ILPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an Stock Exchange Listing: alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to five publicly traded equity REITs and three real estate Nasdaq related operating businesses. In addition to managing ILPT, RMR manages Select Income REIT, a REIT that owns properties that are primarily net leased to single tenants, Hospitality Properties Trust, a REIT that owns hotels and travel Trading Symbol: centers, Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, and Government Properties Income Trust, a REIT that primarily owns properties throughout the U.S. that are majority Common Shares: ILPT leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. market area that are leased to government and private sector tenants. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, Key Data (as of June 30, 2018): convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, (dollars and sq. ft. in 000s) and Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial Total properties (1) 267 real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of June 30, 2018, Total sq. ft. 28,780 RMR had $30 billion of real estate assets under management and the combined RMR managed companies had Percent leased 99.1% approximately $12 billion of annual revenues, over 1,700 properties and over 52,000 employees. We believe that being Q2 2018 total revenues $ 39,420 managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would Q2 2018 net income $ 18,726 have to pay for similar quality services. Q2 2018 Normalized FFO (2) $ 25,616 (1) Our 267 properties include 226 buildings, leasable land parcels and easements with approximately 16.8 million square feet that are primarily industrial lands located in Hawaii and 41 buildings with approximately 12.0 million square feet that are industrial and logistics properties located in 24 other states. (2) See page 24 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts. Industrial Logistics Properties Trust 7 Supplemental Operating and Financial Data, June 30, 2018

INVESTOR INFORMATION Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Independent Trustee Independent Trustee Independent Trustee John C. Popeo Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management John C. Popeo Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial inquiries should be directed to Richard W. Siedel, Jr., Two Newton Place Chief Financial Officer and Treasurer, at (617) 219-1460 255 Washington Street, Suite 300 or rsiedel@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 Investor and media inquiries should be directed to (f) (617) 219-1468 Olivia Snyder, Manager, Investor Relations, (e-mail) info@ilptreit.com at (617) 219-1489 or osnyder@ilptreit.com. Industrial Logistics Properties Trust 8 Supplemental Operating and Financial Data, June 30, 2018

RESEARCH COVERAGE Equity Research Coverage B.Riley FBR RBC Capital Markets Bryan Maher Michael Carroll (646) 885-5423 (440) 715-2649 RESEARCH COVERAGE bmaher@brileyfbr.com michael.carroll@rbccm.com Bank of America / Merrill Lynch UBS Equities James Feldman Frank Lee (646) 855-5808 (415) 352-5679 james.feldman@baml.com frank-a.lee@ubs.com JMP Securities Mitch Germain (212) 906-3546 mgermain@jmpsecurities.com ILPT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Industrial Logistics Properties Trust 9 Supplemental Operating and Financial Data, June 30, 2018

FINANCIALS 2020 Joe B. Jackson Parkway, Murfreesboro, TN Square Feet: 1,016,281 Tenant: Amazon.com.dedc, LLC 10 10

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Selected Balance Sheet Data: Total gross assets (1) $ 1,544,931 $ 1,512,327 $ 1,486,297 $ 1,487,409 $ 1,477,278 Total assets $ 1,461,350 $ 1,433,235 $ 1,411,683 $ 1,417,238 $ 1,411,525 Total liabilities $ 427,033 $ 400,407 $ 849,475 $ 863,195 $ 106,137 Total shareholders' equity $ 1,034,317 $ 1,032,828 $ 562,208 $ 554,043 $ 1,305,388 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Total revenues $ 39,420 $ 40,605 $ 39,395 $ 39,066 $ 38,605 Net income $ 18,726 $ 19,232 $ 15,269 $ 22,903 $ 21,575 NOI (2) $ 32,014 $ 32,475 $ 32,031 $ 31,760 $ 31,565 Adjusted EBITDA (3) $ 29,490 $ 30,018 $ 21,975 $ 29,527 $ 29,282 FFO (4) $ 25,616 $ 26,105 $ 22,108 $ 29,713 $ 28,430 Normalized FFO (4) $ 25,616 $ 26,105 $ 21,205 $ 28,951 $ 28,711 Per Common Share Data Post-IPO (5): Net income - basic and diluted $ 0.29 $ 0.31 FFO - basic and diluted (4) $ 0.39 $ 0.42 Normalized FFO - basic and diluted (4) $ 0.39 $ 0.42 Dividends (6): Annualized dividends paid per share (6) $ 1.32 Annualized dividend yield (at end of period) (7) 5.9% Normalized FFO payout ratio (4) 84.6% (1) Total gross assets is total assets plus accumulated depreciation. (2) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. (3) See page 23 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. (4) See page 24 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with GAAP to those amounts. (5) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. (6) On May 14, 2018, we paid a prorated dividend of $0.27 per common share for the period from January 17, 2018 (the date we completed the IPO) through March 31, 2018 to shareholders of record on April 30, 2018. That dividend amount was based on an expected regular quarterly dividend amount of $0.33 per common share. On July 19, 2018, we declared a regular quarterly dividend of $0.33 per common share ($1.32 per common share per year), which we expect to pay on or about August 13, 2018 to shareholders of record on July 30, 2018. (7) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Industrial Logistics Properties Trust 11 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) June 30, December 31, 2018 2017 ASSETS Real estate properties: Land $ 657,931 $ 642,706 Buildings and improvements 729,823 700,896 1,387,754 1,343,602 Accumulated depreciation (83,581) (74,614) 1,304,173 1,268,988 Acquired real estate leases, net 73,848 79,103 Cash and cash equivalents 15,565 — Rents receivable, including straight line rents of $52,409 and $50,177, respectively, net of allowance for doubtful accounts of $766 and $1,241, respectively 54,069 51,672 Debt issuance costs, net 5,169 1,724 Deferred leasing costs, net 5,190 5,254 Due from related persons 2,955 — Other assets, net 381 4,942 Total assets $ 1,461,350 $ 1,411,683 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 335,000 $ 750,000 Mortgage note payable, net 49,311 49,427 Assumed real estate lease obligations, net 19,339 20,384 Accounts payable and other liabilities 10,250 11,082 Rents collected in advance 5,852 5,794 Security deposits 5,802 5,674 Due to related persons 1,479 7,114 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Total liabilities 427,033 849,475 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,020,000 and 45,000,000 shares issued and outstanding, respectively 650 450 Additional paid in capital 997,991 546,489 Cumulative net income 53,227 15,269 Cumulative common distributions (17,551) — Total shareholders' equity 1,034,317 562,208 Total liabilities and shareholders' equity $ 1,461,350 $ 1,411,683 Industrial Logistics Properties Trust 12 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2018 2017 2018 2017 Revenues: Rental income $ 33,880 $ 33,427 $ 68,689 $ 67,297 Tenant reimbursements and other income 5,540 5,178 11,336 10,748 Total revenues 39,420 38,605 80,025 78,045 Expenses: Real estate taxes 4,582 4,339 9,167 8,678 Other operating expenses 2,824 2,701 6,369 5,433 Depreciation and amortization 6,890 6,855 13,763 13,666 General and administrative (1) 2,888 2,564 5,462 7,200 Total expenses 17,184 16,459 34,761 34,977 Operating income 22,236 22,146 45,264 43,068 Interest income 50 — 63 — Interest expense (including net amortization of debt issuance costs and premiums of $311, ($75), $622 and ($148), respectively) (3,552) (560) (7,354) (1,115) Income before income tax expense 18,734 21,586 37,973 41,953 Income tax expense (8) (11) (15) (22) Net income $ 18,726 $ 21,575 $ 37,958 $ 41,931 Weighted average common shares outstanding - basic and diluted 65,011 45,000 63,238 45,000 Net income per common share—basic and diluted $ 0.29 $ 0.48 $ 0.60 $ 0.93 Additional Data: General and administrative expenses (1) / total revenues 7.3% 6.6% 6.8% 9.2% General and administrative expenses (1) / total assets (at end of period) 0.2% 0.2% 0.4% 0.5% Non-cash straight line rent adjustments included in rental income (2) $ 1,038 $ 1,475 $ 2,232 $ 2,945 Lease value amortization included in rental income (2) $ 101 $ 96 $ 203 $ 192 CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED (1) General and administrative expenses for the three and six months ended June 30, 2017 include $281 and $2,690, respectively, which represents the portion of SIR's estimated business management incentive fee allocated to us for the period during which we were SIR's wholly owned subsidiary. (2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Industrial Logistics Properties Trust 13 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Six Months Ended June 30, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 37,958 $ 41,931 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 8,967 8,877 Net amortization of debt issuance costs and premiums 622 (148) Amortization of acquired real estate leases and assumed real estate lease obligations 4,210 4,220 Amortization of deferred leasing costs 393 387 Provision for losses on rents receivable 507 164 Straight line rental income (2,232) (2,945) Other non-cash expenses 418 — Change in assets and liabilities: Rents receivable (672) 2,654 Deferred leasing costs (318) (352) Due from related persons (2,955) — Other assets 4,561 437 Accounts payable and other liabilities (208) (587) Rents collected in advance 58 (1,744) Security deposits 128 15 Due to related persons (5,635) — Net cash provided by operating activities 45,802 52,909 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions (43,326) (281) Real estate improvements (1,461) (2,885) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Net cash used in investing activities (44,787) (3,166) Industrial Logistics Properties Trust 14 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) Six Months Ended June 30, 2018 2017 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares, net 444,309 — Borrowings under revolving credit facility 55,000 — Repayments of revolving credit facility (470,000) — Repayment of mortgage notes payable — (16) Payment of debt issuance costs (4,183) — Distributions to common shareholders (17,551) — Contributions (1) 16,162 27,317 Distributions (1) (9,187) (77,044) Net cash provided by (used in) financing activities 14,550 (49,743) Increase in cash and cash equivalents 15,565 — Cash and cash equivalents at beginning of period — — Cash and cash equivalents at end of period $ 15,565 $ — SUPPLEMENTAL DISCLOSURES: Interest paid $ 6,703 $ 1,270 (1) Relates to transactions that occurred prior to the IPO. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Industrial Logistics Properties Trust 15 Supplemental Operating and Financial Data, June 30, 2018

DEBT SUMMARY (dollars in thousands) Coupon Interest Principal Maturity Due at Years to Rate (1) Rate (2) Balance (3) Date Maturity Maturity DEBT SUMMARY As of June 30, 2018: Unsecured Floating Rate Debt: Revolving credit facility (LIBOR + 130 bps) (4) 3.377% 3.377% $ 335,000 12/29/2021 $ 335,000 3.5 Secured Fixed Rate Debt: One property in Chester, VA 3.990% 3.480% 48,750 11/1/2020 48,750 2.3 Total / weighted average debt 3.455% 3.391% $ 383,750 $ 383,750 3.3 (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of mark to market accounting for our mortgage note. Excludes upfront transaction costs. (3) Principal balance excludes unamortized premiums related to these debts. Total debt outstanding as of June 30, 2018, plus unamortized premiums totaling $561, was $384,311. (4) We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum as of June 30, 2018. The interest rate premium is subject to adjustment based on changes to our leverage ratio and the commitment fee is subject to adjustment based on the unused portion of our revolving credit facility. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at June 30, 2018. Interest rate is as of June 30, 2018 and excludes the 25 basis points commitment fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,500,000 in certain circumstances. Industrial Logistics Properties Trust 16 Supplemental Operating and Financial Data, June 30, 2018

DEBT MATURITY SCHEDULE (dollars in thousands) Scheduled Principal Payments as of June 30, 2018 Unsecured Secured Floating Fixed Year Rate Debt Rate Debt Total (2) 2020 $ — $ 48,750 $ 48,750 2021 335,000 (1) — 335,000 Total $ 335,000 $ 48,750 $ 383,750 DEBT MATURITY SCHEDULE DEBT MATURITY Percent 87.3% 12.7% 100.0% (1) Represents the amount outstanding under our $750,000 revolving credit facility at June 30, 2018. We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum as of June 30, 2018. The interest rate premium is subject to adjustment based on changes to our leverage ratio and the commitment fee is subject to adjustment based on the unused portion of our revolving credit facility. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. (2) Total debt outstanding as of June 30, 2018, plus unamortized premiums totaling $561, was $384,311. Industrial Logistics Properties Trust 17 Supplemental Operating and Financial Data, June 30, 2018

LEVERAGE RATIOS AND COVERAGE RATIOS (dollars in thousands) As of and For the Three Months Ended 6/30/2018 3/31/2018 (1) Leverage Ratios Post-IPO: Total debt (2) / total gross assets (3) 24.8% 23.2% Total debt (2) / gross book value of real estate assets (4) 25.7% 24.2% Total debt (2) / total market capitalization (5) 20.9% 21.0% Secured debt (2) / total assets 3.3% 3.4% Variable rate debt (2) / total debt (2) 87.3% 86.1% Coverage Ratios Post-IPO: Adjusted EBITDA (6) / interest expense 8.3x 7.9x Total debt (2) / annualized Adjusted EBITDA (6) 3.3x 2.9x LEVERAGE RATIOS AND COVERAGE RATIOS AND COVERAGE RATIOS LEVERAGE RATIOS (1) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. (2) Debt amounts represent the principal balance as of the date reported. (3) Total gross assets is total assets plus accumulated depreciation. (4) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. (5) Total market capitalization is total debt plus the market value of our common shares at the end of the period. (6) See page 23 for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to that amount. Industrial Logistics Properties Trust 18 Supplemental Operating and Financial Data, June 30, 2018

CAPITAL EXPENDITURES SUMMARY (dollars in thousands) For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Tenant improvements (1) $ — $ 69 $ 384 $ 2 $ 61 Leasing costs (2) 324 5 80 95 24 Building improvements (3) 211 90 228 224 264 Recurring capital expenditures 535 164 692 321 349 Development, redevelopment and other activities (4) 78 378 634 1,928 1,959 Total capital expenditures $ 613 $ 542 $ 1,326 $ 2,249 $ 2,308 (1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. (2) Leasing costs include leasing related costs, such as brokerage commissions, legal costs and tenant inducements. CAPITAL EXPENDITURES SUMMARY CAPITAL (3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. (4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues. Industrial Logistics Properties Trust 19 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Weighted Average Purchase Remaining Date Number of Purchase Price (1) / Cap Lease Term Percent Acquired Location Properties Sq. Ft. Price (1) Sq. Ft. Rate (2) in Years (3) Leased (4) Tenant 6/27/2018 Doral, FL 1 240 $ 43,075 $ 179 5.1% 10.0 100% Hellmann Worldwide Logistics, Inc. (1) Represents the gross purchase price, including assumed mortgage debt, if any, and excluding acquisition related costs and purchase price allocations. (2) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs. (3) Average remaining lease term in years is weighted based on rental revenues as of the date acquired. (4) Percent leased is as of the date acquired. Dispositions: We have not disposed of any properties since January 1, 2018. PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18 AND DISPOSITIONS INFORMATION ACQUISITIONS PROPERTY Industrial Logistics Properties Trust 20 Supplemental Operating and Financial Data, June 30, 2018

CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 6/30/2018 6/30/2017 Calculation of NOI and Cash Basis NOI: Rental income $ 33,880 $ 34,809 $ 33,905 $ 33,624 $ 33,427 $ 68,689 $ 67,297 Tenant reimbursements and other income 5,540 5,796 5,490 5,442 5,178 11,336 10,748 Real estate taxes (4,582) (4,585) (4,611) (4,579) (4,339) (9,167) (8,678) Other operating expenses (2,824) (3,545) (2,753) (2,727) (2,701) (6,369) (5,433) NOI 32,014 32,475 32,031 31,760 31,565 64,489 63,934 Non-cash straight line rent adjustments included in rental income (2) (1,038) (1,194) (1,341) (1,476) (1,475) (2,232) (2,945) Lease value amortization included in rental income (2) (101) (102) (101) (97) (96) (203) (192) Lease termination fees included in rental income (2) — — (168) — — — — Non-cash amortization included in other operating expenses (3) — — (139) (138) (138) — (276) Cash Basis NOI $ 30,875 $ 31,179 $ 30,282 $ 30,049 $ 29,856 $ 62,054 $ 60,521 Reconciliation of Net Income to NOI and Cash Basis NOI: Net income $ 18,726 $ 19,232 $ 15,269 $ 22,903 $ 21,575 $ 37,958 $ 41,931 Income tax expense 8 7 11 11 11 15 22 Income before income tax expense 18,734 19,239 15,280 22,914 21,586 37,973 41,953 Interest expense 3,552 3,802 759 565 560 7,354 1,115 Interest income (50) (13) — — — (63) — Operating income 22,236 23,028 16,039 23,479 22,146 45,264 43,068 General and administrative 2,888 2,574 9,053 546 2,564 5,462 7,200 Acquisition and transaction related costs — — 100 925 — — — Depreciation and amortization 6,890 6,873 6,839 6,810 6,855 13,763 13,666 NOI 32,014 32,475 32,031 31,760 31,565 64,489 63,934 Non-cash straight line rent adjustments included in rental income (2) (1,038) (1,194) (1,341) (1,476) (1,475) (2,232) (2,945) Lease value amortization included in rental income (2) (101) (102) (101) (97) (96) (203) (192) Lease termination fees included in rental income (2) — — (168) — — — — Non-cash amortization included in other operating expenses (3) — — (139) (138) (138) — (276) Cash Basis NOI $ 30,875 $ 31,179 $ 30,282 $ 30,049 $ 29,856 $ 62,054 $ 60,521 (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non- cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (3) Amounts represent the portion of SIR's non-cash amortization included in other operating expenses allocated to us for the period during which we were SIR's wholly owned subsidiary. CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI INCOME (NOI) NET OPERATING OF PROPERTY CALCULATION Industrial Logistics Properties Trust 21 Supplemental Operating and Financial Data, June 30, 2018

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI (1) (dollars in thousands) Three Months Ended June 30, Six Months Ended June 30, CASH BASIS NOI 2018 2017 2018 2017 Reconciliation of NOI to Same Property NOI (2)(3): Rental income $ 33,880 $ 33,427 $ 68,689 $ 67,297 Tenant reimbursements and other income 5,540 5,178 11,336 10,748 Real estate taxes (4,582) (4,339) (9,167) (8,678) Other operating expenses (2,824) (2,701) (6,369) (5,433) NOI 32,014 31,565 64,489 63,934 Less: NOI of properties not included in same property results (23) — (23) — Same property NOI $ 31,991 $ 31,565 $ 64,466 $ 63,934 Calculation of Same Property Cash Basis NOI (2)(3): Same property NOI $ 31,991 $ 31,565 $ 64,466 $ 63,934 Less: Non-cash straight line rent adjustments included in rental income (4) (1,035) (1,475) (2,229) (2,945) Lease value amortization included in rental income (4) (101) (96) (203) (192) Non-cash amortization included in other operating expenses (5) — (138) — (276) Same property Cash Basis NOI $ 30,855 $ 29,856 $ 62,034 $ 60,521 (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) For the three months ended June 30, 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of June 30, 2018 and that we owned (including for the period SIR owned our properties prior to the IPO) continuously since April 1, 2017. (3) For the six months ended June 30, 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of June 30, 2018 and that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017. (4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non- cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (5) The amounts for the three and six months ended June 30, 2017, respectively, represent the portion of SIR's non-cash amortization included in other operating expenses allocated to us for the period during which we were SIR's wholly owned subsidiary. Industrial Logistics Properties Trust 22 RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY AND CALCULATION NOI SAME PROPERTY OF NOI TO RECONCILIATION Supplemental Operating and Financial Data, June 30, 2018

CALCULATION OF EBITDA AND ADJUSTED EBITDA (1) (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 6/30/2018 6/30/2017 Net income $ 18,726 $ 19,232 $ 15,269 $ 22,903 $ 21,575 $ 37,958 $ 41,931 Plus: interest expense 3,552 3,802 759 565 560 7,354 1,115 Plus: income tax expense 8 7 11 11 11 15 22 Plus: depreciation and amortization 6,890 6,873 6,839 6,810 6,855 13,763 13,666 EBITDA 29,176 29,914 22,878 30,289 29,001 59,090 56,734 Plus: acquisition and transaction related costs — — 100 925 — — — Plus: general and administrative expense paid in common shares (2) 314 104 — — — 418 — Plus: estimated business management incentive fees (3) — — (1,003) (1,687) 281 — 2,690 Adjusted EBITDA $ 29,490 $ 30,018 $ 21,975 (4) $ 29,527 $ 29,282 $ 59,508 $ 59,424 (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures. (2) Amount represents equity based compensation to our trustees. (3) Incentive fees under our and SIR's business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total CALCULATION OF EBITDA AND ADJUSTED EBITDA AND OF EBITDA CALCULATION return, as defined in the respective agreements, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. (4) Adjusted EBITDA for the three months ended December 31, 2017 includes $7,660, which represents the portion of SIR's business management incentive fee allocated to us, and was paid by SIR and not us. Excluding business management incentive fee expense, Adjusted EBITDA would have been $29,635 for the three months ended December 31, 2017. Industrial Logistics Properties Trust 23 Supplemental Operating and Financial Data, June 30, 2018

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (1) (dollars and shares in thousands, except per share data) For the Three Months Ended For the Six Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 6/30/2018 6/30/2017 Net income $ 18,726 $ 19,232 $ 15,269 $ 22,903 $ 21,575 $ 37,958 $ 41,931 Plus: depreciation and amortization 6,890 6,873 6,839 6,810 6,855 13,763 13,666 FFO 25,616 26,105 22,108 29,713 28,430 51,721 55,597 Plus: acquisition and transaction related costs — — 100 925 — — — Plus: estimated business management incentive fees (2) — — (1,003) (1,687) 281 — 2,690 Normalized FFO $ 25,616 $ 26,105 $ 21,205 (3) $ 28,951 $ 28,711 $ 51,721 $ 58,287 Share and Per Share Data Post-IPO (4): Weighted average common shares outstanding - basic and diluted 65,011 61,445 63,238 Net income per common share - basic and diluted $ 0.29 $ 0.31 $ 0.60 FFO per common share - basic and diluted $ 0.39 $ 0.42 $ 0.82 Normalized FFO per common share - basic and diluted $ 0.39 $ 0.42 $ 0.82 (1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Incentive fees under our and SIR's business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined in the respective agreements, and are included in general and administrative expenses in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. (3) Normalized FFO for the three months ended December 31, 2017 includes $7,660, which represents the portion of SIR's business management incentive fee allocated to us. Excluding business management incentive fee expense, Normalized FFO would have been $28,865 for the three months ended December 31, 2017. CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (FFO) OF FUNDS FROM OPERATIONS CALCULATION (4) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. Industrial Logistics Properties Trust 24 Supplemental Operating and Financial Data, June 30, 2018

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 21. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA: We calculate EBITDA and Adjusted EBITDA as shown on page 23. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO: We calculate FFO and Normalized FFO as shown on page 24. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude acquisition and transaction related costs expensed under GAAP. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income and operating income. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to qualify for taxation as a REIT, limitations in our credit agreement, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN Industrial Logistics Properties Trust 25 Supplemental Operating and Financial Data, June 30, 2018

PORTFOLIO INFORMATION 3800 Midlink Drive, Kalamazoo, MI Square Feet: 158,497 Tenant: General Mills Operations, LLC 26 26

PORTFOLIO SUMMARY BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended June 30, 2018 Mainland Hawaii Key Statistic Properties Properties Total Leasable properties (1) 41 226 267 Percent of total 15.4% 84.6% 100.0% Total square feet 11,946 16,834 28,780 Percent of total 41.5% 58.5% 100.0% Leased square feet 11,946 16,570 28,516 Percent leased 100.0% 98.4% 99.1% Total revenues $ 15,683 $ 23,737 $ 39,420 Percent of total 39.8% 60.2% 100.0% NOI (2) $ 13,854 $ 18,160 $ 32,014 PORTFOLIO SUMMARY BY PROPERTY TYPE PROPERTY BY PORTFOLIO SUMMARY Percent of total 43.3% 56.7% 100.0% Cash Basis NOI (2) $ 13,365 $ 17,510 $ 30,875 Percent of total 43.3% 56.7% 100.0% (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. (2) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts. Industrial Logistics Properties Trust 27 Supplemental Operating and Financial Data, June 30, 2018

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended (1) As of and For the Six Months Ended (2) 6/30/2018 6/30/2017 6/30/2018 6/30/2017 Leasable Properties: Mainland Properties 40 40 40 40 Hawaii Properties 226 226 226 226 Total 266 266 266 266 Square Feet (3): Mainland Properties 11,706 11,671 11,706 11,671 Hawaii Properties 16,834 16,834 16,834 16,834 Total 28,540 28,505 28,540 28,505 Percent Leased (4): Mainland Properties 100.0% 100.0% 100.0% 100.0% Hawaii Properties 98.4% 99.3% 98.4% 99.3% Total 99.1% 99.6% 99.1% 99.6% Total Revenues: Mainland Properties $ 15,658 $ 15,380 $ 31,629 $ 31,228 Hawaii Properties 23,737 23,225 48,371 46,817 Total $ 39,395 $ 38,605 $ 80,000 $ 78,045 (1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since April 1, 2017. (2) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017. SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY (3) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (4) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Industrial Logistics Properties Trust 28 Supplemental Operating and Financial Data, June 30, 2018

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) As of and For the Six Months Ended (2) 6/30/2018 6/30/2017 6/30/2018 6/30/2017 NOI (3): Mainland Properties $ 13,831 $ 13,470 $ 27,384 $ 27,271 Hawaii Properties 18,160 18,095 37,082 36,663 Total $ 31,991 $ 31,565 $ 64,466 $ 63,934 Cash Basis NOI (3): Mainland Properties $ 13,345 $ 12,732 $ 26,393 $ 25,775 Hawaii Properties 17,510 17,124 35,641 34,746 Total $ 30,855 $ 29,856 $ 62,034 $ 60,521 NOI % Change: Mainland Properties 2.7% 0.4% Hawaii Properties 0.4% 1.1% Total 1.3% 0.8% Cash Basis NOI % Change: Mainland Properties 4.8% 2.4% Hawaii Properties 2.3% 2.6% Total 3.3% 2.5% (1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since April 1, 2017. (2) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017. (3) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts, and see page 22 for the calculation and a reconciliation of same property NOI and same property Cash Basis NOI. Industrial Logistics Properties Trust SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY 29 Supplemental Operating and Financial Data, June 30, 2018

LEASING SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) As of and For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Leasable buildings (1) 267 266 266 266 266 Total sq. ft. (2) 28,780 28,540 28,540 28,540 28,505 Square feet leased 28,516 28,534 28,533 28,519 28,380 Percentage leased 99.1% 99.9% 99.9% 99.9% 99.6% Leasing Activity (Sq. Ft.): New leases 55 1 60 114 1 LEASING SUMMARY Renewals 163 295 108 135 161 Total 218 296 168 249 162 % Change in GAAP Rent (3): New leases 46.7% 19.6% 17.8% -11.0% 23.2% Renewals 25.5% 46.3% 8.9% 5.7% 3.9% Weighted average 34.5% 45.9% 13.3% -0.5% 4.2% Leasing Costs and Concession Commitments (4): New leases $ 484 $ 33 $ 148 $ 171 $ 15 Renewals 56 35 8 16 14 Total $ 540 $ 68 $ 156 $ 187 $ 29 Leasing Costs and Concession Commitments per Sq. Ft. (4): New leases $ 8.80 $ 33.00 $ 2.47 $ 1.50 $ 15.00 Renewals $ 0.34 $ 0.12 $ 0.07 $ 0.12 $ 0.09 Total $ 2.48 $ 0.23 $ 0.93 $ 0.75 $ 0.18 Weighted Average Lease Term by Sq. Ft. (years): New leases 21.1 7.0 3.6 10.1 3.1 Renewals 7.7 30.4 6.0 8.3 35.9 Total 11.1 30.3 5.1 9.1 35.7 Leasing Costs and Concession Commitments per Sq. Ft. per Year (4) (5): New leases $ 0.42 $ 4.71 $ 0.69 $ 0.15 $ 4.84 Renewals $ 0.04 $ 0.00 $ 0.01 $ 0.01 $ 0.00 Total $ 0.22 $ 0.01 $ 0.18 $ 0.08 $ 0.01 (1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily industrial lands located in Hawaii. (2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (3) Percent change in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). (4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (5) Amounts are per square foot per year for the weighted average lease term by leased square feet. The above leasing summary is based on leases entered into during the periods indicated. Industrial Logistics Properties Trust 30 Supplemental Operating and Financial Data, June 30, 2018

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 6/30/2018 Property Type 6/30/2018 New Renewals Total Mainland Properties 11,946 — — — Hawaii Properties 16,834 55 163 218 Total 28,780 55 163 218 Sq. Ft. Leased As of 3/31/2018 New and Acquisitions / As of 6/30/2018 Property Type 3/31/2018 % Leased (2) Expired Renewals (Sales) 6/30/2018 % Leased Mainland Properties 11,706 100.0% — — 240 11,946 100.0% Hawaii Properties 16,828 99.9% (476) 218 — 16,570 98.4% Total 28,534 99.9% (476) 218 240 28,516 99.1% OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE PROPERTY BY ANALYSIS AND LEASING OCCUPANCY (1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Industrial Logistics Properties Trust 31 Supplemental Operating and Financial Data, June 30, 2018

TENANT CREDIT CHARACTERISTICS As of June 30, 2018 % of Annualized Rental Revenues (1) Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 43.3% 17.8% Subsidiaries of investment grade rated parent entities 8.3% 3.4% Other leased Hawaii lands —% 54.0% Subtotal investment grade rated, subsidiaries of 51.6% 75.2% investment grade rated parent entities and other leased Hawaii lands Other unrated or non-investment grade 48.4% 24.8% 100.0% 100.0% Mainland Properties Consolidated Properties TENANT CREDIT CHARACTERISTICS % of Annualized Rental Revenues (1) % of Annualized Rental Revenues (1) Investment grade rated Investment grade rated 17.8% Subsidiaries of 24.8% 3.4% investment grade Subsidiaries of rated parent 43.3% investment grade entities 48.4% rated parent entities Other leased Hawaii lands Other unrated or 54.0% 8.3% non-investment grade Other unrated or non-investment grade (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Industrial Logistics Properties Trust 32 Supplemental Operating and Financial Data, June 30, 2018

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES As of June 30, 2018 (sq. ft. in thousands) % of Total Rented % of Total Annualized Rental Tenant Property Type Sq. Ft. (1) Rented Sq. Ft. (1) Revenues (2) 1. Amazon.com.dedc, LLC / Amazon.com.kydc LLC Mainland Industrial 3,048 10.7% 10.0% 2. Restoration Hardware, Inc. Mainland Industrial 1,195 4.2% 3.7% 3. Federal Express Corporation / FedEx Ground Mainland Industrial 674 2.4% 3.6% Package System, Inc. 4. American Tire Distributors, Inc. Mainland Industrial 722 2.5% 3.2% 5. Par Hawaii Refining, LLC Hawaii Land and Easement 3,148 11.0% 2.7% 6. Servco Pacific Inc. Hawaii Land and Easement 537 1.9% 2.2% 7. Shurtech Brands, LLC Mainland Industrial 645 2.3% 2.2% 8. BJ's Wholesale Club, Inc. Mainland Industrial 634 2.2% 2.1% 9. Safeway Inc. Hawaii Land and Easement 146 0.5% 2.1% 10. Exel Inc. Mainland Industrial 945 3.3% 1.9% 11. Trex Company, Inc. Mainland Industrial 646 2.3% 1.8% 12. Avnet, Inc. Mainland Industrial 581 2.0% 1.8% 13. Manheim Remarketing, Inc. Hawaii Land and Easement 338 1.2% 1.7% 14. Warehouse Rentals Inc. Hawaii Land and Easement 278 1.0% 1.6% 15. Coca-Cola Bottling of Hawaii, LLC Hawaii Land and Easement 351 1.2% 1.5% 16. A.L. Kilgo Company, Inc. Hawaii Land and Easement 310 1.1% 1.5% 17. Hellmann Worldwide Logistics, Inc. Mainland Industrial 240 0.8% 1.4% 18. The Net-A-Porter Group LLC Mainland Industrial 167 0.6% 1.4% 19. General Mills Operations, LLC Mainland Industrial 158 0.6% 1.4% 20. Honolulu Warehouse Co., Ltd. Hawaii Land and Easement 298 1.0% 1.3% 21. AES Hawaii, Inc. Hawaii Land and Easement 1,242 4.4% 1.1% 22. Bradley Shopping Center Company Hawaii Land and Easement 334 1.2% 1.1% 23. Kaiser Foundation Health Plan, Inc. Hawaii Land and Easement 217 0.8% 1.1% 24. The Toro Company Mainland Industrial 450 1.6% 1.1% Total 17,304 60.8% 53.5% (1) Rented square feet is pursuant to existing leases as of June 30, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. (2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES ANNUALIZED RENTAL TENANTS REPRESENTING 1% OR MORE OF TOTAL Industrial Logistics Properties Trust 33 Supplemental Operating and Financial Data, June 30, 2018

FIVE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE As of June 30, 2018 (dollars and sq. ft. in thousands) 2023 and Total 2018 2019 2020 2021 2022 Thereafter Mainland Properties: Total sq. ft. 11,946 Leased sq. ft. (1) 11,946 — 95 455 625 243 10,528 Percent —% 0.8% 3.8% 5.2% 2.0% 88.2% Annualized rental revenues (2) $ 64,387 $ — $ 608 $ 1,870 $ 2,928 $ 1,992 $ 56,989 Percent —% 0.9% 2.9% 4.5% 3.1% 88.6% Hawaii Properties: Total sq. ft. 16,834 Leased sq. ft. (1) 16,570 17 1,390 346 573 2,519 11,725 Percent 0.1% 8.4% 2.1% 3.5% 15.2% 70.7% Annualized rental revenues (2) $ 94,690 $ 332 $ 3,656 $ 2,351 $ 4,368 $ 18,831 $ 65,152 Percent 0.4% 3.9% 2.5% 4.6% 19.9% 68.7% Total: Total sq. ft. 28,780 Leased sq. ft. (1) 28,516 17 1,485 801 1,198 2,762 22,253 Percent 0.1% 5.2% 2.8% 4.2% 9.7% 78.0% Annualized rental revenues (2) $ 159,077 $ 332 $ 4,264 $ 4,221 $ 7,296 $ 20,823 $ 122,141 Percent 0.2% 2.7% 2.7% 4.6% 13.1% 76.7% FIVE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE PROPERTY SCHEDULE BY YEAR LEASE EXPIRATION FIVE (1) Leased square feet is pursuant to existing leases as of June 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. (2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Industrial Logistics Properties Trust 34 Supplemental Operating and Financial Data, June 30, 2018

PORTFOLIO LEASE EXPIRATION SCHEDULE As of June 30, 2018 (dollars and sq. ft. in thousands) Cumulative % of Total Cumulative % Annualized % of Total % of Total Rented Rented of Total Rented Rental Annualized Annualized Number of Square Feet Square Feet Square Feet Revenues Rental Revenues Rental Revenues Period/Year Tenants Expiring (1) Expiring (1) Expiring (1) Expiring (2) Expiring (2) Expiring (2) 7/1/2018 - 12/31/2018 6 17 0.1% 0.1% $ 332 0.2% 0.2% 2019 16 1,485 5.2% 5.3% 4,264 2.7% 2.9% 2020 18 801 2.8% 8.1% 4,221 2.7% 5.6% 2021 22 1,198 4.2% 12.3% 7,296 4.6% 10.2% 2022 63 2,762 9.7% 22.0% 20,823 13.1% 23.3% 2023 22 1,559 5.5% 27.5% 11,944 7.5% 30.8% 2024 12 4,750 16.7% 44.2% 15,698 9.9% 40.7% 2025 8 619 2.2% 46.4% 3,115 2.0% 42.7% 2026 3 637 2.2% 48.6% 3,472 2.2% 44.9% 2027 12 4,887 17.1% 65.7% 23,831 15.0% 59.9% PORTFOLIO LEASE EXPIRATION SCHEDULE PORTFOLIO LEASE EXPIRATION Thereafter 85 9,801 34.3% 100.0% 64,081 40.1% 100.0% Total 267 28,516 100.0% $ 159,077 100.0% Weighted average remaining lease term (in years) 10.2 11.1 (1) Rented square feet is pursuant to existing leases as of June 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. (2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Industrial Logistics Properties Trust 35 Supplemental Operating and Financial Data, June 30, 2018

HAWAII LAND RENT RESET SUMMARY (dollars and sq. ft. in thousands) Historical Hawaii Land Rent Resets: For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Number of leases reset 1 — 4 1 1 Square feet 34 — 200 27 79 Percent change in GAAP rent (1) 18.0% —% 38.6% 45.3% 48.9% Scheduled Hawaii Land Rent Resets: As of June 30, 2018 Number Annualized of Resets Sq. Ft. Rental Revenues (2) 7/1/2018 - 12/31/2018 1 21 $ 237 2019 19 2,464 10,637 HAWAII LAND RENT RESET SUMMARY HAWAII 2020 4 359 2,500 2021 4 377 2,435 2022 14 508 3,972 2023 and thereafter 22 1,857 13,316 Total 64 5,586 $ 33,097 (1) Represents percent change in prior rents charged for same space. Reset rents include estimated recurring expense reimbursements and exclude lease value amortization. (2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Industrial Logistics Properties Trust 36 Supplemental Operating and Financial Data, June 30, 2018

EXHIBIT A 725 Darlington Avenue, Mahwah, NJ Square Feet: 167,424 Tenant: The Net-A-Porter Group LLC 37 37

PROPERTY DETAIL As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 1 4501 Industrial Drive Fort Smith AR 1 Mainland Industrial 64 100.0% $ 465 $ 4,385 $ 4,087 1/29/2015 2013 2 955 Aeroplaza Drive Colorado Springs CO 1 Mainland Industrial 125 100.0% 900 8,212 7,579 1/29/2015 2012 PROPERTY DETAIL PROPERTY 3/4 13400 East 39th Avenue and 3800 Wheeling Street Denver CO 2 Mainland Industrial 394 100.0% 1,358 16,101 14,970 1/29/2015 1996 5 150 Greenhorn Drive Pueblo CO 1 Mainland Industrial 54 100.0% 543 4,377 4,020 1/29/2015 2013 6 2 Tower Drive Wallingford CT 1 Mainland Industrial 62 100.0% 404 3,643 3,002 10/24/2006 1978 7 235 Great Pond Drive Windsor CT 1 Mainland Industrial 171 100.0% 1,383 11,869 10,469 7/20/2012 2004 8 10450 Doral Boulevard Doral FL 1 Mainland Industrial 240 100.0% 2,272 43,327 43,327 6/27/2018 2001 9 2100 NW 82nd Avenue Miami FL 1 Mainland Industrial 37 100.0% 264 1,895 1,170 3/19/1998 2013 10 1000 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 42 100.0% 421 2,252 2,252 12/5/2003 — 11 1001 Ahua Street Honolulu HI 1 Hawaii Land and Easement 338 100.0% 2,634 18,559 17,333 12/5/2003 — 12 1024 Kikowaena Place Honolulu HI 1 Hawaii Land and Easement 40 100.0% 309 1,818 1,818 12/5/2003 — 13 1024 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 26 100.0% 218 1,385 1,385 12/5/2003 — 14 1027 Kikowaena Place Honolulu HI 1 Hawaii Land and Easement 102 100.0% 783 5,444 5,444 12/5/2003 — 15 1030 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 122 100.0% 991 5,655 5,655 12/5/2003 — 16 1038 Kikowaena Place Honolulu HI 1 Hawaii Land and Easement 47 100.0% 355 2,576 2,576 12/5/2003 — 17 1045 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 15 100.0% 105 819 819 12/5/2003 — 18 1050 Kikowaena Place Honolulu HI 1 Hawaii Land and Easement 43 100.0% 324 2,277 1,959 12/5/2003 — 19 1052 Ahua Street Honolulu HI 1 Hawaii Land and Easement 30 100.0% 197 1,943 1,867 12/5/2003 — 20 1055 Ahua Street Honolulu HI 1 Hawaii Land and Easement 27 100.0% 203 1,216 1,216 12/5/2003 — 21 106 Puuhale Road Honolulu HI 1 Hawaii Building 14 100.0% 256 1,342 1,293 12/5/2003 1966 22 1062 Kikowaena Place Honolulu HI 1 Hawaii Land and Easement 31 100.0% 238 1,647 1,430 12/5/2003 — 23 1122 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 106 100.0% 785 5,781 5,781 12/5/2003 — 24 113 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 77 100.0% 542 3,729 3,729 12/5/2003 — 25 1150 Kikowaena Place Honolulu HI 1 Hawaii Land and Easement 46 100.0% 515 2,445 2,445 12/5/2003 — 26 120 Mokauea Street Honolulu HI 1 Hawaii Building 31 100.0% 446 2,608 2,514 12/5/2003 1970 27 120 Sand Island Access Road Honolulu HI 1 Hawaii Building 71 100.0% 1,288 13,735 9,573 11/23/2004 2004 28 120B Mokauea Street Honolulu HI 1 Hawaii Building 35 100.0% 542 1,953 1,953 12/5/2003 1970 29 125 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 31 100.0% 255 1,630 1,630 12/5/2003 — 30 125B Puuhale Road Honolulu HI 1 Hawaii Land and Easement 49 100.0% 343 2,815 2,815 12/5/2003 — 31 1330 Pali Highway Honolulu HI 1 Hawaii Land and Easement 20 100.0% 459 1,423 1,423 12/5/2003 — 32 1360 Pali Highway Honolulu HI 1 Hawaii Land and Easement 126 100.0% 2,850 9,331 9,233 12/5/2003 — 33 140 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 22 100.0% 200 1,100 1,100 12/5/2003 — (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 38 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 34 142 Mokauea Street Honolulu HI 1 Hawaii Building 26 100.0% 400 3,637 3,298 12/5/2003 1972 35 148 Mokauea Street Honolulu HI 1 Hawaii Land and Easement 86 100.0% 719 3,476 3,476 12/5/2003 — 36 150 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 123 100.0% 1,064 4,887 4,887 12/5/2003 — 37 151 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 38 100.0% 337 1,956 1,956 12/5/2003 — 38 158 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 101 100.0% 731 2,488 2,488 12/5/2003 — 39 165 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 16 100.0% 115 758 758 12/5/2003 — 40 179 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 62 100.0% 609 2,480 2,480 12/5/2003 — 41 180 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 67 100.0% 555 1,655 1,655 12/5/2003 — 42 1926 Auiki Street Honolulu HI 1 Hawaii Building 42 100.0% 620 4,436 3,994 12/5/2003 1959 43 1931 Kahai Street Honolulu HI 1 Hawaii Land and Easement 96 100.0% 934 3,779 3,779 12/5/2003 — 44 197 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 31 100.0% 297 1,238 1,238 12/5/2003 — 45 2001 Kahai Street Honolulu HI 1 Hawaii Land and Easement 27 100.0% 243 1,091 1,091 12/5/2003 — 46 2019 Kahai Street Honolulu HI 1 Hawaii Land and Easement 27 100.0% 218 1,377 1,377 12/5/2003 — PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 47 2020 Auiki Street Honolulu HI 1 Hawaii Land and Easement 47 100.0% 351 2,385 2,385 12/5/2003 — 48 204 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 33 100.0% 256 1,689 1,689 12/5/2003 — 49 207 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 40 100.0% 345 2,024 2,024 12/5/2003 — 50 2103 Kaliawa Street Honolulu HI 1 Hawaii Land and Easement 79 100.0% 677 3,212 3,212 12/5/2003 — 51 2106 Kaliawa Street Honolulu HI 1 Hawaii Land and Easement 31 100.0% 270 1,737 1,676 12/5/2003 — 52 2110 Auiki Street Honolulu HI 1 Hawaii Land and Easement 20 100.0% 256 837 837 12/5/2003 — 53 212 Mohonua Place Honolulu HI 1 Hawaii Land and Easement 46 100.0% 376 1,067 1,067 12/5/2003 — 54 2122 Kaliawa Street Honolulu HI 1 Hawaii Land and Easement 33 100.0% 322 1,365 1,365 12/5/2003 — 55 2127 Auiki Street Honolulu HI 1 Hawaii Land and Easement 57 100.0% 520 3,003 2,981 12/5/2003 — 56 2135 Auiki Street Honolulu HI 1 Hawaii Land and Easement 33 100.0% 255 825 825 12/5/2003 — 57 2139 Kaliawa Street Honolulu HI 1 Hawaii Land and Easement 22 100.0% 192 885 885 12/5/2003 — 58 214 Sand Island Access Road Honolulu HI 1 Hawaii Building 22 100.0% 423 2,267 2,230 12/5/2003 1981 59 2140 Kaliawa Street Honolulu HI 1 Hawaii Land and Easement 19 100.0% 147 931 931 12/5/2003 — 60 2144 Auiki Street Honolulu HI 1 Hawaii Building 54 100.0% 1,242 9,530 7,564 12/5/2003 1953 61 215 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 42 100.0% 379 2,117 2,117 12/5/2003 — 62 218 Mohonua Place Honolulu HI 1 Hawaii Land and Easement 34 100.0% 266 1,741 1,741 12/5/2003 — 63 220 Puuhale Road Honolulu HI 1 Hawaii Land and Easement 66 100.0% 584 2,619 2,619 12/5/2003 — (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 39 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 64 2250 Pahounui Drive Honolulu HI 1 Hawaii Land and Easement 76 100.0% 553 3,862 3,862 12/5/2003 — 65 2264 Pahounui Drive Honolulu HI 1 Hawaii Land and Easement 33 100.0% 242 1,632 1,632 12/5/2003 — 66 2276 Pahounui Drive Honolulu HI 1 Hawaii Land and Easement 33 100.0% 241 1,619 1,619 12/5/2003 — 67 228 Mohonua Place Honolulu HI 1 Hawaii Land and Easement 37 100.0% 338 1,865 1,865 12/5/2003 — 68 2308 Pahounui Drive Honolulu HI 1 Hawaii Land and Easement 65 100.0% 456 3,314 3,314 12/5/2003 — 69 231 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 19 100.0% 161 752 752 12/5/2003 — 70 231B Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 39 100.0% 360 1,539 1,539 12/5/2003 — 71 2344 Pahounui Drive Honolulu HI 1 Hawaii Land and Easement 144 100.0% 1,318 6,709 6,709 12/5/2003 — 72 238 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 60 100.0% 527 2,273 2,273 12/5/2003 — 73 2635 Waiwai Loop A Honolulu HI 1 Hawaii Land and Easement 23 100.0% 209 1,284 1,157 12/5/2003 — 74 2635 Waiwai Loop B Honolulu HI 1 Hawaii Land and Easement 22 100.0% 205 1,282 1,244 12/5/2003 — 75 2760 Kam Highway Honolulu HI 1 Hawaii Land and Easement 29 100.0% 144 738 738 12/5/2003 — 76 2804 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 34 100.0% 253 1,777 1,776 12/5/2003 — PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 77 2806 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 274 1,801 1,801 12/5/2003 — 78 2808 Kam Highway Honolulu HI 1 Hawaii Land and Easement 13 100.0% 102 310 310 12/5/2003 — 79 2809 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 36 100.0% 273 1,837 1,837 12/5/2003 — 80 2810 Paa Street Honolulu HI 1 Hawaii Land and Easement 52 100.0% 414 3,340 3,340 12/5/2003 — 81 2810 Pukoloa Street Honolulu HI 1 Hawaii Land and Easement 412 100.0% 2,643 27,703 27,707 12/5/2003 — 82 2812 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 271 1,804 1,802 12/5/2003 — 83 2814 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 37 100.0% 278 1,925 1,925 12/5/2003 — 84 2815 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 208 1,823 1,822 12/5/2003 — 85 2815 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 12 100.0% 95 287 287 12/5/2003 — 86 2816 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 44 100.0% 234 1,036 1,026 12/5/2003 — 87 2819 Mokumoa Street - A Honolulu HI 1 Hawaii Land and Easement 35 100.0% 270 1,821 1,821 12/5/2003 — 88 2819 Mokumoa Street - B Honolulu HI 1 Hawaii Land and Easement 35 100.0% 266 1,816 1,816 12/5/2003 — 89 2819 Pukoloa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 281 2,123 2,115 12/5/2003 — 90 2821 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 12 100.0% 97 287 287 12/5/2003 — 91 2826 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 70 100.0% 427 3,921 3,921 12/5/2003 — 92 2827 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 269 1,801 1,801 12/5/2003 — 93 2828 Paa Street Honolulu HI 1 Hawaii Land and Easement 187 100.0% 1,494 12,448 12,448 12/5/2003 — (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 40 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 94 2829 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 70 100.0% 517 1,722 1,720 12/5/2003 — 95 2829 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 12 100.0% 95 287 287 12/5/2003 — 96 2829 Pukoloa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 297 2,088 2,088 12/5/2003 — 97 2830 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 292 2,146 2,146 12/5/2003 — 98 2831 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 267 860 860 12/5/2003 — 99 2831 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 207 1,857 1,645 12/5/2003 — 100 2833 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 12 100.0% 96 601 601 12/5/2003 — 101 2833 Paa Street Honolulu HI 1 Hawaii Land and Easement 30 100.0% 287 1,701 1,701 12/5/2003 — 102 2833 Paa Street #2 Honolulu HI 1 Hawaii Land and Easement 30 100.0% 287 1,675 1,675 12/5/2003 — 103 2836 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 26 100.0% 142 1,353 1,353 12/5/2003 — 104 2838 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 83 100.0% 646 4,262 4,262 12/5/2003 — 105 2839 Kilihau Street Honolulu HI 1 Hawaii Land and Easement 12 100.0% 106 627 627 12/5/2003 — 106 2839 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 232 1,942 1,942 12/5/2003 — PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 107 2840 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 298 2,149 2,149 12/5/2003 — 108 2841 Pukoloa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 308 2,088 2,088 12/5/2003 — 109 2844 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 255 1,974 1,963 12/5/2003 — 110 2846-A Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 61 100.0% 467 3,135 2,788 12/5/2003 — 111 2847 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 351 885 775 12/5/2003 — 112 2849 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 275 860 860 12/5/2003 — 113 2850 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 9 100.0% 65 459 396 12/5/2003 — 114 2850 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 300 2,143 2,143 12/5/2003 — 115 2850 Paa Street Honolulu HI 1 Hawaii Land and Easement 298 100.0% 2,119 22,827 22,827 12/5/2003 — 116 2855 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 314 1,807 1,807 12/5/2003 — 117 2855 Pukoloa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 285 1,934 1,934 12/5/2003 — 118 2857 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 306 983 983 12/5/2003 — 119 2858 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 273 1,801 1,801 12/5/2003 — 120 2861 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 70 100.0% 423 3,867 3,867 12/5/2003 — 121 2864 Awaawaloa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 281 1,842 1,839 12/5/2003 — 122 2864 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 268 2,092 2,092 12/5/2003 — 123 2865 Pukoloa Street Honolulu HI 1 Hawaii Land and Easement 40 100.0% 294 1,934 1,934 12/5/2003 — 124 2868 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 372 1,801 1,801 12/5/2003 — (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 41 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 125 2869 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 282 1,794 1,794 12/5/2003 — 126 2875 Paa Street Honolulu HI 1 Hawaii Land and Easement 23 100.0% 227 1,330 1,330 12/5/2003 — 127 2879 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 272 1,789 1,789 12/5/2003 — 128 2879 Paa Street Honolulu HI 1 Hawaii Land and Easement 31 100.0% 224 1,735 1,725 12/5/2003 — 129 2886 Paa Street Honolulu HI 1 Hawaii Land and Easement 60 100.0% 698 2,205 2,205 12/5/2003 — 130 2889 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 280 1,783 1,783 12/5/2003 — 131 2906 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 290 1,816 1,815 12/5/2003 — 132 2908 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 356 1,810 1,809 12/5/2003 — 133 2915 Kaihikapu Street Honolulu HI 1 Hawaii Land and Easement 105 100.0% 850 2,579 2,579 12/5/2003 — 134 2927 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 263 1,778 1,778 12/5/2003 — 135 2928 Kaihikapu Street - A Honolulu HI 1 Hawaii Land and Easement 35 100.0% 271 1,801 1,801 12/5/2003 — 136 2928 Kaihikapu Street - B Honolulu HI 1 Hawaii Land and Easement 38 100.0% 285 1,948 1,948 12/5/2003 — 137 2960 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 38 100.0% 314 1,977 1,977 12/5/2003 — PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 138 2965 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 42 100.0% 333 2,140 2,140 12/5/2003 — 139 2969 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 80 100.0% 366 4,053 4,045 12/5/2003 — 140 2970 Mokumoa Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 286 1,722 1,722 12/5/2003 — 141 33 S. Vineyard Boulevard Honolulu HI 1 Hawaii Land and Easement 12 100.0% 140 850 844 12/5/2003 — 142 525 N. King Street Honolulu HI 1 Hawaii Land and Easement 21 100.0% 237 1,342 1,342 12/5/2003 — 143 609 Ahua Street Honolulu HI 1 Hawaii Land and Easement 24 100.0% 210 624 618 12/5/2003 — 144 619 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 55 100.0% 523 1,415 1,414 12/5/2003 — 145 645 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 260 882 882 12/5/2003 — 146 659 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 255 880 865 12/5/2003 — 147 659 Puuloa Road Honolulu HI 1 Hawaii Land and Easement 35 100.0% 270 1,807 1,807 12/5/2003 — 148 660 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 192 1,787 1,784 12/5/2003 — 149 667 Puuloa Road Honolulu HI 1 Hawaii Land and Easement 35 100.0% 285 862 860 12/5/2003 — 150 669 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 435 1,898 1,857 12/5/2003 — 151 673 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 257 1,801 1,801 12/5/2003 — 152 675 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 30 100.0% 218 1,081 1,081 12/5/2003 — 153 679 Puuloa Road Honolulu HI 1 Hawaii Land and Easement 35 100.0% 270 1,810 1,808 12/5/2003 — 154 685 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 266 1,801 1,801 12/5/2003 — 155 673 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 270 1,821 1,806 12/5/2003 — (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 42 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 156 692 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 296 1,798 1,798 12/5/2003 — 157 697 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 297 1,805 1,508 12/5/2003 — 158 702 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 264 1,787 1,784 12/5/2003 — 159 704 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 59 100.0% 462 3,075 2,826 12/5/2003 — 160 709 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 323 1,801 1,801 12/5/2003 — 161 719 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 291 1,960 1,960 12/5/2003 — 162 729 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 227 1,801 1,801 12/5/2003 — 163 733 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 65 100.0% 666 3,403 3,403 12/5/2003 — 164 739 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 233 1,801 1,801 12/5/2003 — 165 759 Puuloa Road Honolulu HI 1 Hawaii Land and Easement 34 100.0% 263 1,769 1,767 12/5/2003 — 166 761 Ahua Street Honolulu HI 1 Hawaii Land and Easement 73 100.0% 540 3,759 3,758 12/5/2003 — 167 766 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 274 1,801 1,801 12/5/2003 — 168 770 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 339 1,801 1,801 12/5/2003 — PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 169 789 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 47 100.0% 254 2,611 2,609 12/5/2003 — 170 80 Sand Island Access Road Honolulu HI 1 Hawaii Land and Easement 191 100.0% 1,539 7,972 7,972 12/5/2003 — 171 803 Ahua Street Honolulu HI 1 Hawaii Land and Easement 73 100.0% 707 3,804 3,804 12/5/2003 — 172 808 Ahua Street Honolulu HI 1 Hawaii Land and Easement 57 100.0% 499 3,279 3,279 12/5/2003 — 173 812 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 262 2,613 2,613 12/5/2003 — 174 819 Ahua Street Honolulu HI 1 Hawaii Land and Easement 105 100.0% 1,024 5,434 5,212 12/5/2003 — 175 822 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 316 1,810 1,798 12/5/2003 — 176 830 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 268 1,826 1,807 12/5/2003 — 177 841 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 63 100.0% 494 3,265 3,265 12/5/2003 — 178 842 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 309 1,809 1,798 12/5/2003 — 179 846 Ala Lilikoi Boulevard B Honolulu HI 1 Hawaii Land and Easement 8 100.0% 41 234 234 12/5/2003 — 180 848 Ala Lilikoi Boulevard A Honolulu HI 1 Hawaii Land and Easement 326 100.0% 1,681 9,426 9,426 12/5/2003 — 181 850 Ahua Street Honolulu HI 1 Hawaii Land and Easement 48 100.0% 261 2,684 2,682 12/5/2003 — 182 852 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 273 1,801 1,801 12/5/2003 — 183 855 Ahua Street Honolulu HI 1 Hawaii Land and Easement 35 100.0% 212 1,834 1,834 12/5/2003 — 184 865 Ahua Street Honolulu HI 1 Hawaii Land and Easement 36 100.0% 307 1,846 1,846 12/5/2003 — 185 889 Ahua Street Honolulu HI 1 Hawaii Land and Easement 49 100.0% 406 6,203 6,159 11/21/2012 — 186 905 Ahua Street Honolulu HI 1 Hawaii Land and Easement 21 100.0% 167 1,148 1,148 12/5/2003 — (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 43 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 187 918 Ahua Street Honolulu HI 1 Hawaii Land and Easement 72 100.0% 454 3,820 3,820 12/5/2003 — 188 930 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 69 100.0% 509 3,654 3,654 12/5/2003 — 189 944 Ahua Street Honolulu HI 1 Hawaii Land and Easement 27 100.0% 205 1,219 1,219 12/5/2003 — 190 949 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 237 100.0% 1,597 11,568 11,568 12/5/2003 — 191 950 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 33 100.0% 258 1,724 1,724 12/5/2003 — 192 960 Ahua Street Honolulu HI 1 Hawaii Land and Easement 14 100.0% 92 614 614 12/5/2003 — 193 960 Mapunapuna Street Honolulu HI 1 Hawaii Land and Easement 37 100.0% 305 1,933 1,933 12/5/2003 — 194 970 Ahua Street Honolulu HI 1 Hawaii Land and Easement 15 100.0% 125 817 817 12/5/2003 — 195 91-027 Kaomi Loop Kapolei HI 1 Hawaii Land and Easement 214 —% — 2,667 2,667 6/15/2005 — 196 91-064 Kaomi Loop Kapolei HI 1 Hawaii Land and Easement 99 100.0% 321 1,826 1,826 6/15/2005 — 197 91-080 Hanua Kapolei HI 1 Hawaii Land and Easement 217 100.0% 501 2,187 2,187 6/15/2005 — 198 91-083 Hanua Kapolei HI 1 Hawaii Land and Easement 47 100.0% 126 716 716 6/15/2005 — 199 91-086 Kaomi Loop Kapolei HI 1 Hawaii Land and Easement 1,242 100.0% 1,809 13,884 13,884 6/15/2005 — PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 200 91-087 Hanua Kapolei HI 1 Hawaii Land and Easement 22 100.0% 68 381 381 6/15/2005 — 201 91-091 Hanua Kapolei HI 1 Hawaii Land and Easement 41 100.0% 152 552 552 6/15/2005 — 202 91-102 Kaomi Loop Kapolei HI 1 Hawaii Land and Easement 99 100.0% 249 1,599 1,599 6/15/2005 — 203 91-110 Kaomi Loop Kapolei HI 1 Hawaii Land and Easement 99 100.0% 232 1,293 1,293 6/15/2005 — 204 91-119 Olai Kapolei HI 1 Hawaii Land and Easement 98 100.0% 225 1,981 1,981 6/15/2005 — 205 91-141 Kalaeloa Kapolei HI 1 Hawaii Land and Easement 910 100.0% 1,693 11,624 11,624 6/15/2005 — 206 91-150 Kaomi Loop Kapolei HI 1 Hawaii Land and Easement 250 100.0% 421 3,159 3,159 6/15/2005 — 207 91-171 Olai Kapolei HI 1 Hawaii Land and Easement 24 100.0% 52 265 259 6/15/2005 — 208 91-174 Olai Kapolei HI 1 Hawaii Land and Easement 58 100.0% 148 1,009 995 6/15/2005 — 209 91-175 Olai Kapolei HI 1 Hawaii Land and Easement 48 —% — 1,286 1,270 6/15/2005 — 210 91-185 Kalaeloa Kapolei HI 1 Hawaii Land and Easement 122 100.0% 236 1,761 1,761 6/15/2005 — 211 91-202 Kalaeloa Kapolei HI 1 Hawaii Building 84 100.0% 376 2,048 2,007 6/15/2005 1964 212 91-210 Kauhi Kapolei HI 1 Hawaii Land and Easement 44 100.0% 122 567 567 6/15/2005 — 213 91-210 Olai Kapolei HI 1 Hawaii Land and Easement 54 100.0% 205 706 706 6/15/2005 — 214 91-218 Olai Kapolei HI 1 Hawaii Land and Easement 107 100.0% 206 1,683 1,668 6/15/2005 — 215 91-220 Kalaeloa Kapolei HI 1 Hawaii Building 23 100.0% 317 1,871 1,357 6/15/2005 1991 216 91-222 Olai Kapolei HI 1 Hawaii Land and Easement 158 100.0% 378 2,035 2,035 6/15/2005 — 217 91-238 Kauhi Kapolei HI 1 Hawaii Building 85 100.0% 1,334 10,599 8,109 6/15/2005 1981 218 91-241 Kalaeloa Kapolei HI 1 Hawaii Building 45 100.0% 651 5,260 3,756 6/15/2005 1990 (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 44 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 219 91-250 Komohana Kapolei HI 1 Hawaii Land and Easement 107 100.0% 300 1,506 1,506 6/15/2005 — 220 91-252 Kauhi Kapolei HI 1 Hawaii Land and Easement 43 100.0% 105 536 536 6/15/2005 — 221 91-255 Hanua Kapolei HI 1 Hawaii Land and Easement 95 100.0% 218 1,274 1,246 6/15/2005 — 222 91-259 Olai Kapolei HI 1 Hawaii Land and Easement 131 100.0% 283 2,944 2,944 6/15/2005 — 223 91-265 Hanua Kapolei HI 1 Hawaii Land and Easement 95 100.0% 222 1,569 1,569 6/15/2005 — 224 91-300 Hanua Kapolei HI 1 Hawaii Land and Easement 107 100.0% 218 1,381 1,381 6/15/2005 — 225 91-329 Kauhi Kapolei HI 1 Hawaii Building 48 100.0% 818 4,971 3,703 6/15/2005 2013 226 91-349 Kauhi Kapolei HI 1 Hawaii Land and Easement 48 100.0% 119 649 649 6/15/2005 — 227 91-399 Kauhi Kapolei HI 1 Hawaii Land and Easement 2,236 100.0% 2,661 27,405 27,405 6/15/2005 — 228 91-400 Komohana Kapolei HI 1 Hawaii Land and Easement 96 100.0% 236 1,494 1,494 6/15/2005 — 229 91-410 Komohana Kapolei HI 1 Hawaii Land and Easement 21 100.0% 52 430 429 6/15/2005 — 230 91-416 Komohana Kapolei HI 1 Hawaii Land and Easement 27 100.0% 69 724 724 6/15/2005 — 231 AES HI Easement Kapolei HI 1 Hawaii Land and Easement (5) — —% — 1,250 1,250 6/15/2005 — PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 232 Other Easements & Lots Kapolei HI 1 Hawaii Land and Easement (5) — —% — 1,604 1,285 6/15/2005 — 233 Tesaro 967 Easement Kapolei HI 1 Hawaii Land and Easement (4) (5) — —% — 6,593 6,593 6/15/2005 — 234 Texaco Easement Kapolei HI 1 Hawaii Land and Easement (5) — —% — 2,653 2,653 6/15/2005 — 235 94-240 Pupuole Street Waipahu HI 1 Hawaii Land and Easement 44 100.0% 252 717 717 12/5/2003 — 236 5500 SE Delaware Avenue Ankeny IA 1 Mainland Industrial 451 100.0% 1,682 19,193 17,742 1/29/2015 2012 237 951 Trails Road Eldridge IA 1 Mainland Industrial 173 100.0% 1,027 8,695 6,471 4/2/2007 2001 238 2300 North 33rd Avenue East Newton IA 1 Mainland Industrial 318 100.0% 1,458 14,140 10,829 9/29/2008 2008 239 7121 South Fifth Avenue Pocatello ID 1 Mainland Industrial 33 100.0% 370 4,746 4,382 1/29/2015 2007 240 1230 West 171st Street Harvey IL 1 Mainland Industrial 40 100.0% 442 2,473 2,330 1/29/2015 2004 241 5156 American Road Rockford IL 1 Mainland Industrial 38 100.0% 173 1,929 1,798 1/29/2015 1996 242 17200 Manchac Park Lane Baton Rouge LA 1 Mainland Industrial 125 100.0% 889 10,560 9,803 1/29/2015 2014 243 209 South Bud Street Lafayette LA 1 Mainland Industrial 60 100.0% 511 5,258 4,869 1/29/2015 2010 244 4000 Principio Parkway North East MD 1 Mainland Industrial 1,196 100.0% 5,908 76,313 70,197 1/29/2015 2012 245 3800 Midlink Drive Kalamazoo MI 1 Mainland Industrial 158 100.0% 2,184 43,229 39,761 1/29/2015 2014 246 2401 Cram Avenue SE Bemidji MN 1 Mainland Industrial 22 100.0% 183 2,237 2,054 1/29/2015 2013 247 110 Stanbury Industrial Drive Brookfield MO 1 Mainland Industrial 16 100.0% 190 2,059 1,900 1/29/2015 2012 248 628 Patton Avenue Asheville NC 1 Mainland Industrial 33 100.0% 203 2,014 1,885 1/29/2015 1994 249 3900 NE 6th Street Minot ND 1 Mainland Industrial 24 100.0% 349 3,923 3,648 1/29/2015 2013 (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. (4) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2018 totaled $941. (5) Land parcels include four easements. Industrial Logistics Properties Trust 45 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Property Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 250 1415 West Commerce Way Lincoln NE 1 Mainland Industrial 222 100.0% 1,094 10,718 9,990 1/29/2015 2000 251 309 Dulty's Lane Burlington NJ 1 Mainland Industrial 634 100.0% 3,387 53,000 48,609 1/29/2015 2001 252 725 Darlington Avenue Mahwah NJ 1 Mainland Industrial 167 100.0% 2,250 18,637 17,600 4/9/2014 2010 253 2375 East Newlands Road Fernley NV 1 Mainland Industrial 338 100.0% 1,473 18,700 17,192 1/29/2015 2007 254 55 Commerce Avenue Albany NY 1 Mainland Industrial 125 100.0% 1,114 11,284 10,403 1/29/2015 2013 255 32150 Just Imagine Drive Avon OH 1 Mainland Industrial 645 100.0% 3,479 25,480 20,194 5/29/2009 2000 256 1415 Industrial Drive Chillicothe OH 1 Mainland Industrial 44 100.0% 362 4,465 4,186 1/29/2015 2012 257 5300 Centerpoint Parkway Groveport OH 1 Mainland Industrial 581 100.0% 2,875 32,563 30,012 1/29/2015 2014 258 200 Orange Point Drive Lewis Center OH 1 Mainland Industrial 125 100.0% 1,045 9,913 9,177 1/29/2015 2013 259 301 Commerce Drive South Point OH 1 Mainland Industrial 75 100.0% 487 5,130 4,743 1/29/2015 2013 260 2820 State Highway 31 McAlester OK 1 Mainland Industrial 59 100.0% 787 7,397 7,118 1/29/2015 2017 261 996 Paragon Way Rock Hill SC 1 Mainland Industrial 945 100.0% 3,054 38,520 35,452 1/29/2015 2014 262 510 John Dodd Road Spartanburg SC 1 Mainland Industrial 1,016 100.0% 4,640 61,348 56,394 1/29/2015 2012 PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY 263 4836 Hickory Hill Road Memphis TN 1 Mainland Industrial 646 100.0% 1,361 12,702 11,724 12/23/2014 2007 264 2020 Joe B. Jackson Parkway Murfreesboro TN 1 Mainland Industrial 1,016 100.0% 4,998 62,759 58,039 1/29/2015 2012 265 1095 South 4800 West Salt Lake City UT 1 Mainland Industrial 150 100.0% 1,071 8,413 7,822 1/29/2015 2012 266 1901 Meadowville Technology Parkway Chester VA 1 Mainland Industrial 1,016 100.0% 6,283 71,511 65,744 1/29/2015 2012 267 181 Battaile Drive Winchester VA 1 Mainland Industrial 308 100.0% 1,469 14,341 10,415 4/20/2006 1987 267 28,780 $ 159,077 $ 1,387,754 $ 1,304,173 (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property. Industrial Logistics Properties Trust 46 Supplemental Operating and Financial Data, June 30, 2018